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                                                                   EXHIBIT 10(a)


                                                                  EXECUTION COPY

                           AMENDMENT NO. 6 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


            AMENDMENT dated as of October 15, 1996 among AMERICAN EXPLORATION COMPANY (THE "COMPANY"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").


                             W I T N E S S E T H :


            WHEREAS, the Company, the Banks, the Agent and the Co-Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994, as amended by Amendment No. 1 dated as of February 16, 1995, Amendment No. 2 dated as of May 2, 1995, Amendment No. 3 dated as of January 19, 1996, Amendment No. 4 dated as of June 5, 1996 and Amendment No. 5 dated as of September 27, 1996 (as so amended, the "Agreement"); and

            WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1.   Definitions; References.   Unless otherwise
specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and such other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

            SECTION 2. Extension of Facility. (a) The date "December, 1999" in the definition of Maturity Date is changed to "December, 200l".



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            (b) The date "June, 1997" appearing in the definition of the
Termination Date is changed to "June, 1999".

            SECTION 3. Release of Certain Collateral. The Banks hereby consent to (i) the release of the collateral consisting of general partnership interests in the Partnerships described in Exhibit A hereto from the lien of the Security Instruments, and (ii) the liquidation of such Partnerships.

            SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Agent of duly executed counterparts hereof signed by the Company, each of the Banks and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).





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            IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed as of the date first above written.

                                    AMERICAN EXPLORATION COMPANY


                                    By:         /s/ JOHN M. HOGAN
                                        ----------------------------------------
                                        Title:  Senior Vice President and
                                                 Chief Financial Officer


                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                    By:         /s/ JOHN KOWALCZUK
                                        ----------------------------------------
                                        Title:  Vice President


                                    BANK OF MONTREAL, as a Bank and
                                    as a Co-Agent


                                    By:         /s/ ROBERT ROBERTS
                                        ----------------------------------------
                                        Title:  Director, U.S. Corporate Banking





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                                    BANQUE PARIBAS


                                    By:         /s/ STEVE PETERS
                                        ----------------------------------------
                                        Title:  Vice President


                                    By:         /s/ BART SCHOUEST
                                        ----------------------------------------
                                        Title:  Vice President



                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent


                                    By:         /s/ JOHN KOWALCZUK
                                        ----------------------------------------
                                        Title:  Vice President





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                                                                       EXHIBIT A


                           LIST OF NYLOG PARTNERSHIPS


1.          NYLOG I          a.       New York Life Oil & Gas Producing Properties I-A, Ltd. ("NYLOG I-A");
            -------
                             b.       New York Life Oil & Gas Producing Properties I-B, Ltd. ("NYLOG I-B");

                             c.       New York Life Oil & Gas Producing Properties I-C, Ltd. ("NYLOG I-C");

                             d.       New York Life Oil & Gas Producing Properties I-D, Ltd. ("NYLOG I-D");

2.          NYLOG II         a.       New York Life Oil & Gas Producing Properties II-A, Limited Partnership ("NYLOG II- A");
            --------
                             b.       New York Life Oil & Gas Producing Properties II-B, Limited Partnership ("NYLOG II-B");

                             c.       New York Life Oil & Gas Producing Properties II-C, Limited Partnership ("NYLOG II-C");

                             d.       New York Life Oil & Gas Producing Properties II-D, Limited Partnership ("NYLOG II- D");

                             e.       New York Life Oil & Gas Producing Properties II-E, Limited Partnership ("NYLOG II-E");

                             f.       New York Life Oil & Gas Producing Properties II-F, Limited Partnership ("NYLOG II-F");

                             g.       New York Life Oil & Gas Producing Properties II-G, Limited Partnership ("NYLOG II-G");


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
3.          NYLOG III        a.       New York Life Oil & Gas Operating Producing Properties III-A, Limited Partnership
            ---------                 and New York Life Oil & Gas Net Profits Producing Properties III-A, Limited
                                      Partnership (jointly "NYLOG III-A");

                             b.       New York Life Oil & Gas Operating Producing Properties III-B, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-B, Limited
                                      Partnership (jointly "NYLOG III-B");

                             c.       New York Life Oil & Gas Operating Producing Properties III-C, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-C, Limited
                                      Partnership (jointly "NYLOG III-C");

                             d.       New York Life Oil & Gas Operating Producing Properties III-D, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-D, Limited
                                      Partnership (jointly "NYLOG III-D");

                             e.       New York Life Oil & Gas Operating Producing Properties III-E, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-E, Limited
                                      Partnership (jointly "NYLOG III-E");

                             f.       New York Life Oil & Gas Operating Producing Properties III-F, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-F, Limited
                                      Partnership (jointly "NYLOG III-F");

                             g.       New York Life Oil & Gas Operating Producing Properties III-G, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-G, Limited
                                      Partnership (jointly "NYLOG III-G");

                             h.       New York Life Oil & Gas Operating Producing Properties III-H, Limited Partnership
                                      and New York Life Oil & Gas Net Profits Producing Properties III-H, Limited
                                      Partnership (jointly "NYLOG III-H");

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                     LIST OF NYLOG PRODUCTION PARTNERSHIPS


1.          NYLOG I          a.       New York Life Oil & Gas Production Partnership I-A ("Production Partnership I-A");
            -------
                             b.       New York Life Oil & Gas Production Partnership I-B ("Production Partnership I-B");

                             c.       New York Life Oil & Gas Production Partnership I-C ("Production Partnership I-C");

                             d.       New York Life Oil & Gas Production Partnership I-D ("Production Partnership I-D");

2.          NYLOG II         a.       New York Life Oil & Gas Production Partnership II-A ("Production Partnership II-A");
            --------
                             b.       New York Life Oil & Gas Production Partnership II-B ("Production Partnership II-B");

                             c.       New York Life Oil & Gas Production Partnership II-C ("Production Partnership II-C");

                             d.       New York Life Oil & Gas Production Partnership II-D ("Production Partnership II-D");

                             e.       New York Life Oil & Gas Production Partnership II-E ("Production Partnership II-E");

                             f.       New York Life Oil & Gas Production Partnership II-F ("Production Partnership II-F");

                             g.       New York Life Oil & Gas Production Partnership II-G ("Production Partnership II-G");
3.          NYLOG III
            ---------        a.       New York Life Oil & Gas Operating Production Partnership III-A ("Operating
                                      Production III-A") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-A ("Net Profits Production III-A");

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
                             b.       New York Life Oil & Gas Operating Production Partnership III-B ("Operating
                                      Production III-B") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-B ("Net Profits Production III-B");

                             c.       New York Life Oil & Gas Operating Production Partnership III-C ("Operating
                                      Production III-C") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-C ("Net Profits Production III-C");

                             d.       New York Life Oil & Gas Operating Production Partnership III-D ("Operating
                                      Production III-D") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-D ("Net Profits Production III-D");

                             e.       New York Life Oil & Gas Operating Production Partnership III-E ("Operating
                                      Production III-E") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-E ("Net Profits Production III-E");

                             f.       New York Life Oil & Gas Operating Production Partnership III-F ("Operating
                                      Production III-F") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-F ("Net Profits Production III-F");

                             g.       New York Life Oil & Gas Operating Production Partnership III-G ("Operating
                                      Production III-G") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-G ("Net Profits Production III-G");

                             h.       New York Life Oil & Gas Operating Production Partnership III-H ("Operating
                                      Production III-H") and New York Life Oil & Gas Net Profits Production Partnership
                                      III-H ("Net Profits Production III-H").